                                                                   Exhibit 10(s)

                                                Warrant to Purchase 2,349 Shares
                                               of Common Stock at $.01 per Share


                    INCORPORATED UNDER THE LAWS OF THE STATE
                                   OF DELAWARE

                        TELEX COMMUNICATIONS GROUP, INC.


      THE SECURITIES EVIDENCED BY THIS WARRANT OR ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED, ASSIGNED OR OTHERWISE ENCUMBERED OR DISPOSED OF WITHOUT COMPLIANCE WITH THE PROVISIONS OF, AND ARE OTHERWISE RESTRICTED BY THE PROVISIONS OF, SECTION 7 OF THIS WARRANT AND THE SECURITIES ACT AND APPLICABLE STATE SECURITIES' LAW.


            TELEX COMMUNICATIONS GROUP, INC., a Delaware corporation (the "Company"), certifies that, for value received, Edgar S. Woolard (the "Holder"), is entitled to purchase, until the close of business on February 2, 2008 (the "Termination Date"), 2,349 shares of Common Stock, par value $0.01 per share of the Company ("Common Stock"), at a price of $31.93 per share (the "Warrant Price"); subject, however, to the provisions and upon the terms and conditions hereinafter set forth.

            1. Exercisability of Warrant.

            (a) This Warrant shall become exercisable as follows:

                  (i) This Warrant shall become exercisable for 783 shares of
            Common Stock (as adjusted as provided herein) on January 28, 1998;

                  (ii) This Warrant shall become exercisable for an additional
            783 shares of Common Stock (as adjusted as provided herein) on January 28, 1999, provided Mr. Woolard is a director of the Company or the Company's wholly-owned subsidiary, Telex Communications, Inc. ("TCI") on such date; and

                  (iii) This Warrant shall become exercisable for an additional
            783 shares of Common Stock (as adjusted as provided herein) on January 28, 2000, provided Mr. Woolard is a director of the Company or TCI on such date.

            (b) Subject to the foregoing and the other terms and conditions hereof, this Warrant may be exercised in whole or in part at any time until the earlier to occur of (i) the 180th day after the date on which Mr. Woolard ceases to be a director of the Company for any reason and (ii) the Termination Date. If Mr. Woolard ceases to be a director of the Company or TCI on or prior to any of the applicable dates set forth in Section 1 hereof, this Warrant shall be cancelled and of no further force of effect with respect to the shares of Common Stock for which this Warrant would otherwise become exercisable on such date.

            2. Method of Exercise; Payment; Issuance of New Warrant.

            (a) This Warrant may be exercised by the Holder, in whole or in part, by the surrender of this Warrant, properly endorsed, at the principal office of the Company in Minneapolis, Minnesota, Attention: Secretary, and by
(i) the payment to the Company of the Warrant Price in respect of the Common Stock being purchased, and (ii) delivery to the Company of the form of subscription attached hereto (or a reasonable facsimile thereof).

            (b) Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the business day on which
(i) this Warrant shall have been surrendered to the Company, (ii) the Company shall have received payment of the Warrant Price in respect of the Common Stock being purchased and (iii) the Company shall have received the form of subscription agreement attached hereto, all as provided in this Section 2, and at such time the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such exercise shall be deemed to have become the holder or holders of record thereof.

            (c) In the event of any exercise of the rights represented by this Warrant, certificates for the shares of Common Stock so purchased shall be delivered at the Company's expense (including the payment by the Company of any applicable issuance taxes) to the Holder within five (5) business days after the rights represented by this Warrant shall have been so exercised, and unless this Warrant has expired, a new Warrant of like tenor representing the number of shares of Common Stock, if any, with respect to which this Warrant shall not then have been exercised, shall also be issued to the Holder within such time.

            3. Stock Fully Paid; Reservation of Shares. The Company covenants and agrees that all shares which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be duly authorized, validly issued, fully paid and nonassessable and free from all liens. The Company further covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized, and reserved for the purpose of the issue upon exercise of the purchase rights evidenced by this Warrant, at least the maximum number of shares of its Common Stock as are then issuable upon the exercise of the rights represented by this Warrant.

            4. Fractional Shares. No fractional shares of Common Stock will be issued in connection with any exercise hereunder but in lieu of such fractional shares, the Company shall make a cash payment therefor to the Holder in an amount equal to the fair market value of such fraction.

            5. Number of Shares Receivable Upon Exercise. The number and kind of securities receivable upon the exercise of this Warrant is subject to adjustment upon the happening of the events specified in this Section 5.

            (a) Stock Dividends, Stock Splits, Etc. In case the Company shall
(i) declare or pay a dividend on the Common Stock in shares of any class of capital stock or make a distribution to holders of the Common Stock in shares of any class of capital stock, (ii) subdivide the outstanding Common Stock into a greater number of shares of Common Stock, (iii) combine the outstanding Common Stock into a smaller number of shares of Common Stock or (iv) issue by reclassification of the shares of Common Stock other securities of the Company (including any such reclassification in connection with a consolidation, merger or other business combination in which the Company is the surviving corporation), the number and kind of shares of capital stock or securities purchasable and issuable upon exercise of the Warrants shall be adjusted so that the Holder, upon exercise thereof, shall be entitled to receive the number and kind of shares of capital stock and other securities of the Company that the Holder would have owned or have been entitled to receive after the happening of any of the events described above had the Warrants been exercised in full and the relevant shares of Common Stock issued in the name of the Holder immediately prior to the happening of such event or, if applicable, any record date with respect thereto. An adjustment made pursuant to this paragraph (a) shall become effective on the date of the dividend payment, subdivision, combination or issuance retroactive to the record date with respect thereto, if any, for such event. Such adjustment shall be made successively whenever such an issuance is made.

            (b) Accountants' Report as to Adjustments. In each case of any adjustment or readjustment in the number of shares of Common Stock or other securities issuable upon exercise of this Warrant, the Company at its expense will promptly compute such adjustment or readjustment in accordance with the terms hereof and, upon the reasonable request of the Holder, cause independent public accountants of recognized national standing selected by the Company (which may be the regular auditors of the Company) to verify such computation and prepare a report setting forth such adjustment or readjustment and showing in reasonable detail the method of calculation thereof and the facts upon which such adjustment or readjustment is based. The Company will forthwith mail a copy of each such report to the Holder of this Warrant. The Company will also keep copies of all such reports at its principal office, and will cause the same to be available for inspection at such office during normal business hours by the Holder of this Warrant or any prospective purchaser of a Warrant designated in writing by the Holder.

            (c) No Impairment. The Company will not permit the par value of any shares of Common Stock receivable upon the exercise of any Warrant to be increased to an amount that exceeds the amount payable therefor upon such exercise and will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant from time to time.

            (d) Exercise of Warrant in the Event of a Consolidation, Merger, Sale of Assets, Reorganization, Etc. (i) In the event of any merger, consolidation or other acquisition or business combination in which the Company is not the surviving corporation or in which all of the outstanding Common Stock is converted into, acquired or exchanged for securities, cash or property or in the event of the sale or other disposition of all or substantially all the assets of the Company, the successor, parent or purchasing person, as the case may be, shall deliver to the

Holder an undertaking that such Holder shall have the right thereafter upon payment of the Warrant Price to purchase upon exercise of each Warrant the kind and amount of securities, cash and property which the Holder would have owned or have been entitled to receive upon the happening of such merger, consolidation, acquisition, business combination or sale had each Warrant been exercised and the relevant shares of Common Stock issued in the name of the Holder immediately prior to the relevant record date, if any, or the occurrence of such merger, consolidation, acquisition, business combination or sale. Such undertaking shall provide for adjustments, which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 5(d).
The Company will not effect any transaction of the type referred to in this
Section 5(d) unless the successor or purchasing person delivers such undertaking. The provisions of this Section 5(d) shall similarly apply to successive mergers, consolidations, business combinations and sales or transfers.

            (ii) Upon any liquidation, dissolution or winding up of the Company, the Holder shall receive such cash or property (less the Warrant Price) which the Holder would have been entitled to receive upon the happening of such liquidation, dissolution or winding up had the Warrants been exercised in full and the shares of Common Stock in respect of such exercise issued immediately prior to the occurrence of such liquidation, dissolution or winding up.

            6. Issuance of Common Stock to GSCP. The Company shall not issue any shares of Common Stock or any other capital stock of the Company to Greenwich Street Capital Partners, L.P. ("GSCP") or any of GSCP's affiliates in any transaction or any series of related transactions for an aggregate consideration of $25,000,000 or greater unless (i) the terms of such issuance are no less favorable in all material respects to the Company than those that could be obtained at the time of such issuance in a comparable arm's-length transaction with a person or entity which is not an affiliate of the Company and (ii) the Company has obtained a written fairness opinion of an investment banking firm or independent appraiser or accounting firm, in either case that is nationally recognized in the United States of America, stating that the terms of such issuance are fair to the Company from a financial point of view.

            7. Restrictions on Transfer. (a) Subject to Section 7(b) hereof, the Holder shall not, without the prior written consent of the Company, directly or indirectly, sell, pledge, mortgage, hypothecate, give, transfer, create a security interest in or lien on, place in trust (voting or otherwise), assign or in any other way encumber or dispose of (hereinafter, "Transfer") this Warrant or any of the shares of Common Stock issuable upon exercise of this Warrant now or hereafter owned by the Holder, or any interest therein or rights relating thereto.

            (b) The restrictions in Section 7(a) hereof shall terminate upon a Public Offering (as defined below) and shall not apply or in any way restrict any transfer of this Warrant or any of the shares of Common Stock issuable upon exercise of this Warrant so long as the Holder at all times retains all voting rights with respect to all such shares. The term "Public Offering" means an underwritten public offering of any issued shares of Common Stock of the Company (whether alone or in conjunction with any security public offering) which produces net cash proceeds for the Company of at least $75,000,000 and after which established public trading market exists for such Common Stock.

            8. Amendments and Waivers. Any term of this Warrant may be amended or modified or the observance of any term of this Warrant may be waived (either generally or in a particular instance) only with the written consent of the Company and the Holder of this Warrant.

            9. Assignment. The provisions of this Warrant shall be binding upon and inure to the benefit of the Holder, its successors and assigns by way of merger, consolidation or operation of law, and each third party transferee of this Warrant, provided that (i) the Holder shall have delivered to the Company the form of assignment attached hereto; and (ii) in the case of any third party transferee, such transferee shall have delivered to the Company a valid agreement of assumption of the restriction on transfer specified in
Section 7.

            10. Exchange of Warrant. Upon surrender for exchange of this Warrant, properly endorsed, at the principal office of the Company, the Company at its expense will issue and deliver to or upon the order of the Holder a new Warrant or Warrants of like tenor, in the name of such Holder or as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face of this Warrant.

            11. Replacement of Warrant. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction of any Warrant, upon delivery of an indemnity bond in such reasonable amount as the Company may determine, or, in the case of any such mutilation, upon the surrender of such Warrant for cancellation to the Company at its principal office, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant, of like tenor. Any Warrant in lieu of which any such new Warrant has been so executed and delivered by the Company shall not be deemed to be an outstanding Warrant for any purpose.

            12. Remedies. The Company stipulates that the remedies at law of the Holder of this Warrant in the event of any default by the Company in the performance of or in compliance with any of the terms of this Warrant are not and will not be adequate, and that such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise without the requirement of the posting of a bond.

            13. No Rights or Liabilities as Stockholder. Nothing contained in this Warrant shall be construed as conferring upon the Holder any rights as a stockholder of the Company (except to the extent that shares of Common Stock are issued to such Holder pursuant to this Warrant or such Holder otherwise owns any shares of Common Stock) or as imposing any liabilities on such Holder to purchase any securities or as a stockholder of the Company, whether such liabilities are asserted by the Company or by creditors or stockholders of the Company or otherwise.

            14. Notices. All notices and other communications under this Warrant shall be in writing and shall be mailed by registered or certified mail, return receipt requested, or by facsimile transmission, addressed (1) if to the Holder, at the registered address or the facsimile number of such Holder as set forth in the register kept at the principal office of the Company, and (2) if to the Company, to the attention of the Secretary at its principal office, or to its facsimile number, Attention: Secretary, provided that the exercise of any Warrant shall be effected in the manner provided in Section 2.

            15. Miscellaneous. THIS WARRANT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF DELAWARE. The headings in this Warrant are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

            DATED as of April 7, 1998.

                                       TELEX COMMUNICATIONS GROUP, INC.



                                       By: /s/ Christine K. Vanden Beukel
                                           -------------------------------
                                          Name: Christine K. Vanden Beukel
                                                --------------------------
                                          Title: Assistant Secretary
                                                 -------------------------

                              FORM OF SUBSCRIPTION

                [To be signed only upon exercise of the Warrant]


TO TELEX COMMUNICATIONS GROUP, INC.

            The undersigned, the holder of the within Warrant, hereby irrevocably elects to exercise the purchase right represented by such Warrant for, and to purchase thereunder, _____________* shares of Common Stock of TELEX COMMUNICATIONS GROUP, INC. and herewith makes payment of $____________ therefor, and requests that the certificates for such shares be issued in the name of, and delivered to, ________________________________, whose address is
____________________________.


Dated: _________________



                                       _______________________________________
                                       (Signature must conform in all respects
                                       to name of holder as specified on the
                                       face of the Warrant)


                                       _______________________________________
                                                     (Address)


____________________
* Insert here the number of shares called for on the face of the Warrant (or, in the case of a partial exercise, the portion thereof as to which the Warrant is being exercised), in either case without making any adjustment for additional shares of the Common Stock or any other stock or other securities or property or cash which, pursuant to the adjustment provisions referred to in the Warrant, may be deliverable upon exercise. In the case of a partial exercise, a new Warrant or Warrants will be issued and delivered, representing the unexercised portion of such Warrant, all as provided in the Warrant.

                               FORM OF ASSIGNMENT

                [To be signed only upon transfer of the Warrant]


            For value received, the undersigned hereby sells, assigns and transfers unto _________________________________ the rights represented by the within Warrant to purchase _______ shares of Common Stock of TELEX COMMUNICATIONS GROUP, INC. (the "Company") to which the within Warrant relates, and appoints _______________________ Attorney to transfer such rights on the books of TELEX COMMUNICATIONS GROUP, INC. with full power of substitution in the premises; it being understood and agreed that notwithstanding such assignment and transfer, the undersigned shall retain, and shall at all times be entitled to exercise, all voting rights with respect to all shares of Common Stock issuable upon exercise of this Warrant.


Dated: ________________



                                       _______________________________________
                                       (Signature must conform in all respects
                                       to name of holder as specified on the
                                       face of the Warrant)


                                       _______________________________________
                                                      (Address)


Signed in the presence of:

__________________________

                                                            May __, 1998



Edgar S. Woolard
Dupont
9000 Dupont Building
1007 Market Street
Wilmington, Delaware   19898

Dear Mr. Woolard:

                               Warrant Supplement

            We refer to your two separate Warrants, one dated August 19, 1997, to purchase 513 shares of Common Stock of EVI Audio Holding, Inc., at a purchase price of $521.56 per share (the "First Warrant"), and a second, dated April 7, 1998, to purchase 2,349 shares of Common Stock ("Common Stock"), par value $.01 per share, of Telex Communications Group, Inc., a Delaware corporation (the "Company"), at a price of $31.93 per share (the "Second Warrant"; and, together with the First Warrant, the "Warrants"). The First Warrant has been supplemented by our previous undertaking, dated April 7, 1998, such that it now represents the right to purchase 8,433.72 shares of Common Stock at a purchase price of $31.73 per share.

            As you know, subject to all of the other terms and conditions set forth in the First Warrant, the First Warrant became exercisable for 2,811.24 shares of Common Stock on February 10, 1998 and shall become exercisable for (i) an additional 2,811.24 shares of Common Stock on February 10, 1999, provided you are a director of the Company or the Company's wholly-owned subsidiary, Telex Communications, Inc. ("TCI") on such date; and (ii) an additional 2,811.24 shares of Common Stock on February 10, 2000, provided you are a director of the Company or TCI on such date. As you also know, the Second Warrant became exercisable for 783 shares of Common Stock on January 28, 1998 and shall become exercisable for (i) an additional 783 shares of Common Stock on January 28, 1999, provided you are a director of the Company or TCI on such date; and (ii) an additional 783 shares of Common Stock on January 28, 2000, provided you are a director of the Company or TCI on such date.

            This will confirm our additional agreement that notwithstanding any provision in either Warrant to the contrary, in the event of the occurrence of a Public Offering or a Change of Control (as each such term is defined below) with respect to the Company at any time while you are a director of the Company or TCI, all shares of Common Stock subject to either Warrant which have not previously become exercisable shall thereupon become immediately exercisable in accordance with the other terms and conditions of such Warrant.

            For purposes of this Warrant Supplement, the following terms shall have the following meanings:

            (1) "Public Offering" means any registered primary or secondary offering of Common Stock of the Company which produces aggregate gross proceeds to the sellers of such Common Stock of at least fifty million dollars and after which an established trading market for such shares shall exist.

            (2) "Change of Control" shall have the meaning set forth in the Stock Option Plan of the Company, dated May 6, 1997, as the same currently exists or is hereafter amended.

                                       Very truly yours,

                                       TELEX COMMUNICATIONS GROUP, INC.


                                       By:___________________________________
                                          Name:
                                          Title:


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